UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INDEPENDENCE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

INDEPENDENCE REALTY TRUST, INC.

To Be Held On
Wednesday, May 12, 2021 at 9:00 a.m. EDT
1835 Market Street, Suite 2601, Philadelphia, PA 19103

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This stockholder meeting notice and communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/30/21.

Please visit http://www.proxydocs.com/irt, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL:
TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Stockholder Meeting, you may contact IRT's Investor Relations at (212) 277-4322.

MAIL: You may request a card by following the instructions above.

The purpose of the meeting is to consider and act on the following:

1. ELECTION OF DIRECTORS
   - Scott F. Schaeffer
   - William C. Dunkelberg
   - Richard D. Gebert
   - Melinda H. McClure
   - Mack D. Pridgen III
   - DeForest B. Soaries, Jr.
   - Lisa Washington
2. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.
3. THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR THE ADVISORY VOTE TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION.
4. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Please note that you cannot use this notice to vote by mail.